UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017

 ScanSource, Inc.
(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6 Logue Court, Greenville, SC 29615
(Address of principal executive offices, including zip code)
864-288-2432
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 6, 2017, ScanSource, Inc. (the "Company") issued a press release announcing its financial results for its first quarter ended September 30, 2017. A copy of the press release, accompanying presentation slides and transcript of the conference call are attached as Exhibits 99.1, 99.2 and 99.3 hereto and incorporated herein by reference and also made available through the Company’s website at www.scansource.com. An updated investor presentation will be made available on the Company's website within approximately two weeks.

The information in Item 2.02 of this Report, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 – Press release issued by ScanSource, Inc. on November 6, 2017. The information contained in the attached exhibit is unaudited and should be read in conjunction with the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

99.2 – Presentation slides for the financial results conference call held on November 6, 2017.  The information contained in the attached exhibit is unaudited and should be read in conjunction with the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

99.3 - Transcript for the financial results conference call held on November 6, 2017.  The information contained in the attached exhibit is unaudited and should be read in conjunction with the Company’s annual and quarterly reports filed with the Securities and Exchange Commission.

Exhibit Number	Description

99.1	Press release
99.2	Presentation slides
99.3	Transcript of the conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date:	11/7/2017	By:	/s/ Gerald Lyons
		Name:	Gerald Lyons
		Its:	Executive Vice President and Chief Financial Officer